UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2016

Dominion Midstream Partners, LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36684	45-5135781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia		23219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On October 31, 2016, Dominion Midstream Partners, LP (the “Partnership”) and Dominion Midstream GP, LLC entered into an underwriting agreement (the “Underwriting Agreement”) with RBC Capital Markets, LLC, Barclays Capital Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named on Schedule I thereto (the “Underwriters”), relating to the issuance and sale by the Partnership, and purchase by the Underwriters, of 13,500,000 common units representing limited partner interests in the Partnership (the “Common Units”) in an underwritten public offering (the “Offering”) at a price to the public of $23.20 per Common Unit. The Partnership also granted the Underwriters a 30-day option to purchase up to 2,025,000 additional common units (the “Over-allotment Option”). On November 1, 2016, the Underwriters exercised in full their Over-allotment Option. The Partnership intends to use the net proceeds from the Offering, including the net proceeds from the Underwriters’ exercise in full of their Over-allotment Option, to fund a portion of the purchase price for the acquisition of all of the issued and outstanding membership interests of Questar Pipeline, LLC, from Dominion Resources, Inc. (the “Acquisition”) that the Partnership previously announced in its Current Report on Form 8-K filed on October 31, 2016. The Offering is not conditioned on the consummation of the Acquisition. If the Acquisition is not consummated, the Partnership intends to use the net proceeds from the Offering for general partnership purposes, which may include, among other things, debt repayment, acquisitions, capital expenditures and additions to working capital.

The Common Units are being offered and sold under the Partnership’s shelf registration statement on Form S-3 (Registration No. 333-207743) filed with and deemed automatically effective by the Securities and Exchange Commission on November 2, 2015 (the “Registration Statement”), and are described in a Prospectus Supplement dated October 31, 2016 to the Prospectus dated November 2, 2015, which is included in the Registration Statement.

The closing of the Offering is expected to occur on November 3, 2016, subject to customary closing conditions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated October 31, 2016, by and among Dominion Midstream Partners, LP, Dominion Midstream GP, LLC and RBC Capital Markets, LLC, Barclays Capital Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION MIDSTREAM PARTNERS, LP

	By:	Dominion Midstream GP, LLC,
its general partner

Date: November 2, 2016

	By:	/s/ James R. Chapman
		Name:	James R. Chapman
		Title:	Senior Vice President – Mergers & Acquisitions and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated October 31, 2016, by and among Dominion Midstream Partners, LP, Dominion Midstream GP, LLC and RBC Capital Markets, LLC, Barclays Capital Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).